                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




            Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  November 28, 1997

                          COLORADO PRIME CORPORATION
               (Exact name of registrant as specified in charter)



      Delaware                      1-09559               11-2826129
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

         One Michael Avenue
           Farmingdale, NY                              11735
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (516)-694-1111




                       Exhibit Index Appears on Page 2


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Item 5.         Other Events.

        William Willett resigned as Director, President and Chief Operating Officer of Colorado Prime Corporation, a Delaware corporation ("the Company") to pursue other interests.

        A copy of the Company's press release announcing his resignation is filed as an exhibit hereto and is incorporated by reference herein.

(c)     Exhibits.

Exhibit
Number                  Description
-------                 -----------
99.1                    Press release of the Company dated December 5, 1997.


                                  Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Colorado Prime Corporation
                                                (Registrant)

                                                By /s/Thomas S. Taylor
                                                   ------------------------
                                                Thomas S. Taylor
                                                Chief Financial Officer,
                                                Vice President and Director
                                                (Principal Accounting Officer)


Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                       Date
----------                           -----                       ----
        *
--------------------        Chief Executive Officer and         December 5, 1997
William F. Dordelman        Chairman of the Board
                            (Principal Executive Officer)

        *
--------------------       Chief Financial Officer, Vice        December 5, 1997
Thomas S. Taylor           President and Director
                           (Principal Accounting Officer)


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        *                 Director                     December 5, 1997
-----------------
    Donald Keller


        *                 Director                     December 5, 1997
------------------
    Frederic Malek


        *                 Director                     December 5, 1997
------------------
    Dr. Paul Stern


        *                 Director                     December 5, 1997
-----------------------
    Daniel J. Altobello



        *                 Director                     December 5, 1997
---------------------
    William Nicholson


*By:/s/ THOMAS S. TAYLOR  Attorney-in-Fact             December 5, 1997
------------------------
        Thomas S. Taylor